Return after Recording to:                                SFNB Loan No. 179226-6
SEAFIRST/CREG
P.O. Box 3688
Seattle, WA 98124-3686
ATTN:  Diane Espey

                    NOTE AND DEED OF TRUST MODIFICATION AGREEMENT

    THIS AGREEMENT made and entered into by and between IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership (hereinafter referred to as "Grantor") and SEATTLE-FIRST NATIONAL BANK, a national banking association (hereinafter referred to as "Beneficiary"):

                                     WITNESSETH:

    WHEREAS, Grantor heretofore executed and delivered a certain Deed of Trust between Grantor, DWTR & J Corp., as Trustee, and Beneficiary, dated June 24, 1992 (hereinafter referred to as "said Deed of Trust"), which Deed of Trust was recorded on the 4th day of September, 1992 as Instrument No. 9209041656, records of King County, Washington, said Deed of Trust being made to secure one Note dated June 24, 1992 executed by Grantor (hereinafter referred to as "said Note"), for the aggregate principal sum of ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($1,800,000.00) with interest and also such further sums as may be advanced or loaned by Beneficiary to Grantor. As used herein, the "Property" refers to all of the property which is affected by said Deed of Trust.

    AND WHEREAS, Grantor represents that 1) it is now the sole owner of the Property; 2) that the portion of the Property which is personal property is free and clear of any security agreements, reservations of title and conditional sales contracts; 3) that there is no financing statement affecting any such personal property on file in any public office other than financing statements in favor of Beneficiary; and 4) that the lien of the Deed of Trust shall continue to have the same priority upon the Property. Beneficiary represents that it is the legal owner and holder of said indebtedness and the Note and Deed of Trust evidencing and securing the same, and said parties mutually agree to modify the said Note and Deed of Trust as hereinafter provided;

    NOW, THEREFORE, in consideration of the premises, the promises and agreements between the said parties hereinafter contained, and the mutual benefits accruing to the undersigned parties, the parties hereto for themselves and their respective successors and assigns do hereby agree as follows:

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    1.   That said Note is hereby amended to add the following:

    Interest Rate Adjustments.

    The interest rate will be adjusted on September 8, 1997 in accordance with the provisions set forth below.

    Interest on the whole principal shall be fixed on the date set forth above and on those dates which will be the day after the then expiration day of the prior fixed rate period until maturity, upon written notice to the holder hereof, provided, however, that the length of time period for which the rate may be fixed is subject to the availability to the holder hereof of matchfunding opportunities for an equivalent time period and, that such time period shall be for either 6-months, 1-year, 3-years, 5-years or 7-years, at Maker's option, except that no fixed rate period may extend beyond the maturity date of this Note.

    Said fixed interest rate shall be Seattle-First National Bank's reserve-adjusted "Fixed Rate Index" for the period for which the rate is being fixed and the remainder of the original 20-year amortization schedule, rounded upward to the next highest one-eighth of one percent (0.125%), plus two and one-half percent (2.5%) per annum. The Fixed Rate Index will be adjusted at the holder's option to reflect the holder's cost of statutory reserves, deposit insurance, regulatory capital, taxes and assessments, if any, as set forth below. Said Fixed Rate Index will be that quoted on the day the rate is fixed, which will be the day after the expiration of the prior fixed rate period. If such day is not a business day, then the Fixed Rate Index for the last prior business day will be used. The funds will be fixed at the fixed rate corresponding to the time period chosen by maker so long as Maker's written notice is received by the holder at least two business days prior to the end of the then current fixed rate period. If such notice is not received by holder, holder will fix the rate for 6-month periods upon expiration of the then current fixed rate period based on the 6-month Fixed Rate Index plus 2.50% per annum.

    The amount of adjustment for reserves, deposit insurance, regulatory capital, taxes and assessments may change on any Interest Change Date depending on such charges being assessed against holder at that time. Such charges may change due to various factors, including but not limited to, changes in the requirements for reserves and capital adequacy promulgated by the Federal Reserve System of the United States and/or other state and federal regulatory agencies, statutory changes affecting holder, and/or imposition of taxes, FDIC fees and/or assessments. Each determination of an adjustment amount shall be made by the holder in its sole and absolute discretion and shall be conclusive and binding upon maker and shall be determined without benefit

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of or credit for prorations, exceptions or offsets that may be available to the holder from time to time.

    The monthly payment will be recalculated at the beginning of each fixed rate period at the fixed rate using an amortization term that will amortize the loan over the remainder of the original 20-year amortization schedule. The holder will mail or deliver to the undersigned a notice of any changes in the monthly payment before the effective date of any change.


    2. That, except insofar as herein expressly changed, all terms, covenants and provisions of said Note and Deed of Trust and the obligation evidenced and secured thereby shall remain in full force and effect and are hereby expressly ratified and confirmed by the parties hereto. This Agreement, together with all other loan documents, supersede all oral negotiations and prior and other writings with respect to their subject matter and are intended by the parties as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other loan documents, the terms, conditions and provisions of this Agreement shall prevail.

    SIGNED, SEALED AND DELIVERED this 19th day of November, 1992.

                                       BENEFICIARY:

                                       SEATTLE-FIRST NATIONAL BANK, a
                                       national banking association



                                       By KIRSTEN M. TOLLEFSON
                                          -------------------------------------
                                          Title:  Assistant Vice President

                                       GRANTOR:

                                       IDS/SHURGARD INCOME GROWTH PARTNERS
                                       LP. II, a Washington limited partnership

                                       By:Shurgard Associates LP. II,
                                          a Washington limited partnership,
                                          general partner

                                       By:Shurgard General Partner, Inc., a
                                          Washington corporation, general
                                          partner

                                       By Harrell Beck
                                          -------------------------------------
                                          Its Treasurer

                                       By Charles K. Barbo
                                          -------------------------------------
                                          Charles K. Barbo, general partner

                                       By Arthur W. Buerk
                                          -------------------------------------
                                          Arthur W. Buerk, general partner

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GUARANTOR(S)
The following Guarantors hereby acknowledge and agree with above described amendment to the Loan's terms and conditions, and further ratify and confirm their Guaranty dated June 23, 1992.

SHURGARD GENERAL PARTNER, INC.,
a Washington corporation



By:Harrell Beck
   ------------------------------------
   Its Treasurer

By:
   ------------------------------------
Its:
   ------------------------------------

Charles K. Barbo
---------------------------------------
CHARLES K. BARBO



STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

    On this 15 day of December, 1992, before me personally appeared Harrell Beck, to me known (or proven on the basis of satisfactory evidence) to be the Treasurer of SHURGARD GENERAL PARTNER, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and on oath further stated that said corporation is the general partner of SHURGARD ASSOCIATES L.P. II, a Washington limited partnership, and that said corporation was authorized to execute the said instrument on behalf of said partnership and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and that SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

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IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                       Barbara J. Everett
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at North Bend.
                                       My appointment expires 3-23-94.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

    On this 15 day of December, 1992, before me personally appeared CHARLES K. BARBO, to me known (or proven on the basis of satisfactory evidence) to be the general partner of SHURGARD ASSOCIATES, L.P. II, a Washington limited partnership, and that they were authorized to execute the said instrument on behalf of said partnership and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and that SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

    IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                       Barbara J. Everett
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at North Bend. My
                                       appointment expires 3/23/94.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

    On this 15 day of December, 1992, before me personally appeared ARTHUR W. BUERK, to me known (or proven on the basis of satisfactory evidence) to be general partner of SHURGARD ASSOCIATES, L.P. II, a Washington limited partnership, and that they were authorized to execute the said instrument on behalf of said partnership and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

    IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                       Janet L. Hesness
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at North Bend. My
                                       appointment expires 3-23-94.

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

    On this 15 day of December , 1992, before me, personally appeared
Charles K. Barbo and Harrell Beck to me known (or proven on the basis of satisfactory evidence) to be the President and Treasurer respectively of SHURGARD GENERAL PARTNER, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

    IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                       Barbara J. Everett
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at North Bend. My
                                       appointment expires 3-23-94.
STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

    On this day personally appeared before me CHARLES K. BARBO to me known (or proven on the basis of satisfactory evidence) to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

    GIVEN UNDER my hand and official seal this 15 day of December, 1992

                                       Janet L. Hesness
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Seattle. My
                                       appointment expires 5-4-96.

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

    On this 29th day of March, 1993, before me personally appeared Kirsten M. Tollefson, to me known (or proven on the basis of satisfactory evidence) to be the Assistant Vice President of SEATTLE-FIRST NATIONAL BANK, a national banking association, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath state that she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                       Diane F. Espey
                                       ----------------------------------------

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Renton. My
                                       appointment expires 11-3-95.